                                                                   Exhibit 24(A)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of April 10, 2002.




                                        Signature:   /s/ Albert B. Ratner
                                                    ---------------------
                                        Printed Name:  Albert B. Ratner
                                        Title:  Director and Co-Chairman
                                                of the Board

                                                                   Exhibit 24(B)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 11, 2002.





                                        Signature:  /s/ Samuel H. Miller
                                                    --------------------
                                        Printed Name:  Samuel H. Miller
                                        Title:  Director, Treasurer and
                                                Co-Chairman of the Board

                                                                   Exhibit 24(C)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 10, 2002.





                                        Signature:   /s/ Thomas G. Smith
                                                    --------------------
                                        Printed Name:  Thomas G. Smith
                                        Title:  Executive Vice President,
                                                Chief Financial Officer and
                                                Secretary

                                                                   Exhibit 24(D)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 10, 2002.





                                        Signature:   /s/ Linda M. Kane
                                                    ------------------
                                        Printed Name:  Linda M. Kane
                                        Title:  Vice President and
                                                Corporate Controller

                                                                   Exhibit 24(E)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 10, 2002.





                                        Signature:   /s/ James A. Ratner
                                                    --------------------
                                        Printed Name:  James A. Ratner
                                        Title:   Director and Executive
                                                 Vice President

                                                                   Exhibit 24(F)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 10, 2002.





                                        Signature:  /s/ Ronald A. Ratner
                                                   ---------------------
                                        Printed Name:  Ronald A. Ratner
                                        Title:  Director and Executive
                                                Vice President

                                                                   Exhibit 24(G)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 9, 2002.





                                        Signature:   /s/ Brian J. Ratner
                                                    --------------------
                                        Printed Name:  Brian J. Ratner
                                        Title:   Director and Executive Vice
                                                 President - Development

                                                                   Exhibit 24(H)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 8, 2002.





                                      Signature:   /s/ Deborah Ratner Salzberg
                                                   ---------------------------
                                      Printed Name:  Deborah Ratner Salzberg
                                      Title:  Director

                                                                   Exhibit 24(I)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 15, 2002.





                                       Signature:  /s/ Michael P. Esposito, Jr.
                                                   ----------------------------
                                       Printed Name:  Michael P. Esposito, Jr.
                                       Title:  Director

                                                                   Exhibit 24(J)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 15, 2002.





                                       Signature:   /s/ Scott S. Cowen
                                                   -------------------
                                       Printed Name:  Scott S. Cowen
                                       Title:  Director

                                                                   Exhibit 24(K)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 8, 2002.





                                       Signature:   /s/ Jerry V. Jarrett
                                                   ---------------------
                                       Printed Name:  Jerry V. Jarrett
                                       Title:  Director

                                                                   Exhibit 24(L)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 15, 2002.





                                       Signature:   /s/ Joan K. Shafran
                                                   --------------------
                                       Printed Name:  Joan K. Shafran
                                       Title:  Director

                                                                   Exhibit 24(M)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 8, 2002.





                                       Signature:  /s/ Louis Stokes
                                                   ----------------
                                       Printed Name:  Louis Stokes
                                       Title:  Director

                                                                   Exhibit 24(N)



                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of April 8, 2002.





                                       Signature:  /s/ Stan Ross
                                                   -------------
                                       Printed Name:  Stan Ross
                                       Title:  Director